BlackRock FundsSM

BlackRock Short-Term Treasury Fund

Supplement Dated November 15, 2012 to the

Prospectus of the Fund Dated October 15, 2012

Institutional Shares of BlackRock Short-Term Treasury Fund (the “Fund”), a series of BlackRock FundsSM, are not currently available for purchase.  Accordingly, until the Fund in its discretion determines otherwise, the Fund will not accept any orders to purchase Institutional Shares of the Fund.  There are currently no Institutional Shares of the Fund issued and outstanding.

Shareholders should retain this Supplement for future reference.

PRO-STT-1112SUP